Supplement dated December 7, 2017 to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2017
Issued by Integrity Life Insurance Company through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the Fidelity Variable Insurance Products Disciplined Small Cap Portfolio, Service Class II (the “Fund”), available through the variable account options of the variable annuity contracts issued by Integrity Life Insurance Company. Please retain this supplement for future reference.

Effective December 1, 2017, the information regarding the Fund in Appendix G is replaced with the following:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimburse ments	Total Annual Expenses after Fee Waivers/ Reimburse ments
Fidelity Variable Insurance Products Disciplined Small Cap Portfolio, Service Class II	0.45%	0.25%	0.16%	0.00%	0.86%	0.00	0.86%

For more information about the Fund, including the risks of investing, refer to the Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.